Exhibit 99.1

For Immediate Release

August 7, 2013

The Carlyle Group Announces Second Quarter 2013 Financial Results

—	$163 million of Distributable Earnings on a pre-tax basis in Q2 2013, or $0.53 per common unit on a post-tax basis

—	$6.9 billion in new capital raised in Q2 2013 and $19.7 billion raised over the past twelve months

—	$3.9 billion in realized proceeds in Q2 2013, with $19.9 billion realized over the past twelve months

—	$1.3 billion in equity invested in Q2 2013, and $8.8 billion invested over the past twelve months

—	3% portfolio appreciation in Q2 2013, driving Economic Net Income of $156 million on a pre-tax basis

—	Declared quarterly distribution of $0.16 per common unit for Q2 2013

—	U.S. GAAP net income/(loss) attributable to The Carlyle Group L.P. of ($3.3) million, or ($0.07) per common unit on a diluted basis, in Q2 2013

Washington, DC – Global alternative asset manager The Carlyle Group L.P. (NASDAQ: CG) today reported its unaudited results for the second quarter of 2013, which ended on June 30, 2013.

Carlyle Co-CEO David M. Rubenstein said, “We had a solid quarter across the firm and continued to demonstrate our ability to produce cash distributions for unitholders. Fundraising strengthened across the board, and we continue to invest in growth initiatives to build our capabilities.”

Carlyle Co-CEO William E. Conway, Jr. said, “Our global portfolio is in great shape and our pace of producing realized proceeds continues to be brisk. I am particularly pleased with the state of our U.S. buyout portfolio which is producing large amounts of cash carry and accrued carry for future distributions.”

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U.S. GAAP results for Q2 2013 included income before provision for income taxes of $286 million and net income/(loss) attributable to the common unitholders through The Carlyle Group L.P. of ($3.3) million, or net income/(loss) per common unit of ($0.07) on a diluted basis. Total balance sheet assets were $33.8 billion as of June 30, 2013.

Second Quarter Distribution

The Board of Directors has declared a quarterly distribution of $0.16 per common unit to holders of record at the close of business on August 19, 2013, payable on August 30, 2013.

Year-to-date, the Board of Directors has declared $0.32 in distributions per common unit. Carlyle has generated $1.00 in year-to-date after-tax Distributable Earnings per common unit.

The Carlyle Group Distribution Policy

As further discussed in its Annual Report on Form 10-K for the year ended December 31, 2012, Carlyle currently anticipates that it will cause Carlyle Holdings to make quarterly distributions to its partners, including The Carlyle Group L.P.’s wholly owned subsidiaries, that will enable The Carlyle Group L.P. to pay a quarterly distribution of $0.16 per common unit for each of the first three quarters of each year, and, for the fourth quarter of each year, to pay a distribution of at least $0.16 per common unit, that, taken together with the prior quarterly distributions in respect of that year, represents its share, net of taxes and amounts payable under the tax receivable agreement, of Carlyle’s Distributable Earnings in excess of the amount determined by the General Partner to be necessary or appropriate to provide for the conduct of its business, to make appropriate investments in its business and its funds or to comply with applicable law or any of its financing agreements. Carlyle anticipates that the aggregate amount of its distributions for most years will be less than its Distributable Earnings for that year due to these funding requirements. The declaration and payment of any distributions is at the sole discretion of the General Partner, which may change the distribution policy at any time.

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The Carlyle Engine

Carlyle evaluates the underlying performance of its business on four key metrics known as the Carlyle Engine: funds raised, equity invested, carry fund returns and realized proceeds for fund investors. The table below highlights the results of these metrics for Q2 2013, year-to-date (YTD) and for the last twelve months (LTM)1.

Note: Equity Invested and Realized Proceeds reflect carry funds only.

During Q2 2013, within its carry funds, Carlyle generated net realized proceeds of $3.9 billion from 144 different investments across 29 carry funds. Carlyle deployed $1.3 billion of equity in 75 new or follow-on investments across 19 carry funds. On an LTM basis, Carlyle realized proceeds of $19.9 billion and invested $8.8 billion.

Segment	Realized Proceeds			Equity Invested
	# of Investments	# of Funds	$ in millions	# of Investments	# of Funds	$ in millions
Corporate Private Equity	36	12	$2,481	12	8	$817
Global Market Strategies	33	5	$223	7	4	$266
Real Assets	77	12	$1,173	56	7	$264

Carlyle	144	29	$3,876	75	19	$1,347

Corporate Private Equity	61	20	$5,468	23	11	$2,728
Global Market Strategies	50	5	$614	10	4	$337
Real Assets	88	12	$1,915	89	10	$779

Carlyle	193	37	$7,997	121	25	$3,843

Note: The columns may not sum as some investments cross segment lines, but are only counted one time for Carlyle results.

1 LTM, or last twelve months, refers to the period Q3 2012 through Q2 2013. Prior LTM, or the prior rolling twelve month period, refers to the period Q3 2011 through Q2 2012.

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Carlyle All Segment Results

—	Distributable Earnings (DE): $163 million for Q2 2013 and $729 million on an LTM basis

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Pre-tax Distributable Earnings were $163 million for Q2 2013, or $0.53 per common unit on a post-tax basis. On a year-to-date basis, pre-tax Distributable Earnings were $334 million, 13% higher than the first half of 2012, and Distributable Earnings per common unit were $1.00 on a post-tax basis. Distributable Earnings were $729 million on an LTM basis, which is 7% lower than the prior rolling twelve month period.

—	During Q2 2013, the definition of DE was modified to exclude all equity-based compensation expense. All prior periods have been recast to conform to the new definition.

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Fee-Related Earnings were $26 million for Q2 2013 and declined by $10 million from $36 million in Q2 2012 due to higher fundraising costs and fee and basis step downs of several funds exiting their investment periods, offset by higher Fee-Earning Assets Under Management. Fee-Related Earnings were $163 million on an LTM basis, up 36% compared with the prior rolling twelve month period.

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Realized Net Performance Fees were $118 million for Q2 2013, compared to $76 million in Q2 2012. For Q2 2013, Realized Net Performance Fees were positively impacted by exits in The Hertz Corporation, The Nielsen Company, CommScope Inc, SS&C Technologies Inc, Wesco Holdings Inc., Cobalt International Energy, Boston Private Financial Holdings Inc., among others. Realized Net Performance Fees were $543 million on an LTM basis, which was 14% lower than the prior rolling twelve month period.

¡	Realized Investment Income was $15 million in Q2 2013, largely driven by gains on a single debt investment, with some additional gains on other balance sheet investments.

—	Economic Net Income (ENI): $156 million for Q2 2013 and $950 million on an LTM basis

¡	Economic Net Income was $156 million for Q2 2013 and $950 million on an LTM basis. On a post-tax basis, Carlyle generated $0.39 in ENI per Adjusted Unit for Q2 2013.

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Q2 2013 ENI was impacted by appreciation of 3% in Carlyle’s carry fund portfolio. Corporate Private Equity carry funds were up 5%, Global Market Strategies carry funds increased 8%, while Real Assets carry funds declined 2% compared to the end of Q1 2013. Carry fund appreciation was 16% on an LTM basis, compared to 9% in the prior rolling twelve month period.

The Carlyle Group L.P. - All Segments (Actual Results)	Period					LTM	% Change

$ in millions, except where noted	Q2 2012	Q3 2012	Q4 2012	Q1 2013	Q2 2013	Q3 12 -Q2 13	QoQ	YoY	YTD

Revenues	61	584	505	852	508	2,449	(40%)	727%	42%
Expenses	119	365	323	458	352	1,499	(23%)	197%	31%
Economic Net Income	(57)	219	182	394	156	950	(60%)	372%	64%

Fee-Related Earnings	36	46	55	36	26	163	(27%)	(26%)	(10%)

Net Performance Fees	(107)	165	132	355	123	774	(65%)	215%	109%

Realized Net Performance Fees	76	156	127	142	118	543	(17%)	55%	19%

Distributable Earnings	116	207	188	171	163	729	(5%)	41%	13%

Total Assets Under Management ($ billion)	156.2	157.4	170.2	176.3	180.4		2%	16%	6%
Fee-Earning Assets Under Management ($ billion)	112.0	115.1	123.1	122.9	132.0		7%	18%	7%

Note: Totals may not sum due to rounding.

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Assets Under Management and Remaining Fair Value of Capital

—	Total Assets Under Management: $180.4 billion as of Q2 2013 (+16% LTM)

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Major drivers of change versus Q1 2013: New capital commitments (+$4.7 billion), market appreciation ($+3.5 billion) and net subscriptions to our hedge funds and open end structured credit funds (+$0.9 billion), offset by net distributions (-$6.0 billion).

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Total Dry Powder of $49.0 billion as of Q2 2013, comprised of $20.1 billion in Corporate Private Equity, $1.8 billion in Global Market Strategies, $9.2 billion in Real Assets and $17.9 billion in Global Solutions.

—	Fee-Earning Assets Under Management: $132.0 billion as of Q2 2013 (+18% LTM)

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Major drivers of change versus Q1 2013: Asset inflows including commitments (+$14.9 billion), net subscriptions (+$0.8 billion), and change in CLO collateral balances (+$508 million), offset by net distributions and outflows (-$7.2 billion).

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Fee-Earning AUM was positively impacted by the addition of inception to date fundraising in Carlyle Partners VI (+$9.4 billion) and Carlyle Asia Partners IV (+$1.1 billion), and negatively impacted by the step down in basis in Carlyle Partners V and Carlyle Asia Partners III.

—	Remaining Fair Value of Capital (carry funds only) as of Q2 2013: $61.1 billion

¡	Current Multiple of Invested Capital (MOIC) of remaining fair value of capital: 1.3x.

¡	Remaining fair value of capital in the ground in investments made in 2009 or earlier: 50% of total fair value.

¡	AUM in-carry ratio as of the end of Q2 2013: 61%.

(1) Fair value of remaining carry fund capital in the ground, by vintage. Totals may not sum due to rounding.

Data as of June 30, 2013.

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Non-GAAP Operating Results

Carlyle’s non-GAAP results for Q2 2013 are provided in the table below:

Carlyle Group Summary
$ in millions, except unit and per unit amounts

Economic Net income	Q2 2013

Economic Net Income (pre-tax)	$155.8
Less: Provision for income taxes (1)	32.6

Economic Net Income, After Taxes	$123.2

Fully diluted units (in millions)	316.8

Economic Net Income, After Taxes per Adjusted Unit	$0.39

Distributable Earnings

Distributable Earnings	$163.0
Less: Estimated foreign, state, and local taxes (2)	6.7

Distributable Earnings, After Taxes	$156.3

Allocating Distributable Earnings for only public unitholders of The Carlyle Group L.P.

Distributable Earnings to The Carlyle Group L.P.	$24.6
Less: Estimated current corporate income taxes (benefit) (3)	(1.2)

Distributable Earnings to The Carlyle Group L.P. net of corporate income taxes	$25.8

Units in public float (in millions)(4)	49.0

Distributable Earnings, net, per The Carlyle Group L.P. common unit outstanding	$0.53

(1) Represents the implied provision for income taxes that was calculated using a similar methodology applied in calculating the tax provision for The Carlyle Group L.P., without any reduction for noncontrolling interests.

(2) Represents the implied provision for current income taxes that was calculated using a similar methodology applied in calculating the current tax provision for The Carlyle Group L.P., without any reduction for noncontrolling interests.

(3) Represents current corporate income taxes payable (benefit) upon distributable earnings allocated to Carlyle Holdings I GP Inc. and estimated current Tax Receivable Agreement payments owed

(4) Includes 2.9 million common units issued in August 2013 related to the closing of the AlpInvest transaction and to vested DRUs. These units are included in this calculation because these newly-issued units will participate in the unitholder distribution that will be paid in August 2013.

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Corporate Private Equity (CPE)

—	Distributable Earnings (DE): $84 million for Q2 2013 and $417 million on an LTM basis. The following components impacted Distributable Earnings in Q2 2013:

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Fee-Related Earnings were ($6) million in Q2 2013 and were $31 million on an LTM basis, compared to $10 million in Q2 2012, with the decline driven by higher fundraising costs and fee and basis step downs in two CPE funds during 2012.

¡	Realized Net Performance Fees were $86 million for Q2 2013 and were $377 million on an LTM basis, compared to $50 million for Q2 2012.

—	Economic Net Income (ENI): $106 million for Q2 2013

¡	Economic Net Income/(Loss) of $106 million for Q2 2013 and $645 million on an LTM basis, compared to ($65) million for Q2 2012.

¡	CPE carry fund valuations increased 5% in Q2 2013 and 24% on an LTM basis, compared with (2%) in Q2 2012.

¡	Net Performance Fees of $109 million for Q2 2013 and $602 million on an LTM basis, compared to ($80) million for Q2 2012.

—	Total Assets Under Management (AUM): $57.9 billion as of Q2 2013

¡	Total AUM increased 10% to $57.9 billion from $52.5 billion as of Q2 2012.

¡	Funds Raised of $3.8 billion were driven by additional closings of our latest vintage U.S. and Asia buyout funds, closings in our Financial Services fund and various co-investments.

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Fee-Earning Assets Under Management were $38.5 billion as of Q2 2013, up 4% from $37.1 billion as of Q2 2012, with the increase driven by $11.3 billion in inflows, and partially offset by $9.2 billion in outflows, including distributions and basis step downs.

Corporate Private Equity (Actual Results)	Period					LTM	% Change

$ in millions, except where noted	Q2 2012	Q3 2012	Q4 2012	Q1 2013	Q2 2013	Q3 12 - Q2 13	QoQ	YoY	YTD

Economic Net Income	(65)	177	122	239	106	645	(56%)	265%	93%

Fee-Related Earnings	10	19	18	(0)	(6)	31	NM	NM	NM

Net Performance Fees	(80)	159	100	235	109	602	(54%)	236%	155%

Realized Net Performance Fees	50	126	54	111	86	377	(22%)	74%	27%

Distributable Earnings	62	145	74	114	84	417	(26%)	36%	9%

Total Assets Under Management ($ in billions)	52.5	53.2	53.3	55.1	57.9		5%	10%
Fee-Earning Assets Under Management ($ in billions)	37.1	36.9	33.8	33.2	38.5		16%	4%

Note: Totals may not sum due to rounding.

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Global Market Strategies (GMS)

Note: Funds Raised excludes acquisitions, but includes hedge funds and CLOs. Equity Invested and Realized Proceeds are for carry funds only.

—	Distributable Earnings (DE): $46 million for Q2 2013 and $201 million on an LTM basis. The following components impacted Distributable Earnings in Q2 2013:

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Fee-Related Earnings were $22 million in Q2 2013 and $100 million on an LTM basis, compared to $20 million in Q2 2012. The increase was driven by a net growth in hedge fund assets and the pricing of six new CLOs, partially offset by higher fundraising costs.

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Realized Net Performance Fees were $11 million for Q2 2013 and $77 million on an LTM basis, compared to $1 million for Q2 2012. Realized Net Performance Fees in Q2 2013 largely were driven by carry generating exits in distressed debt carry funds.

¡	Realized Investment Income of $12 million was driven by the sale of a single debt investment.

—	Economic Net Income (ENI): $47 million for Q2 2013

¡	Economic Net Income of $47 million for Q2 2013 and $246 million on an LTM basis, compared to $32 million for Q2 2012.

¡	GMS carry fund valuations increased 8% in Q2 2013, compared to 3% in Q2 2012.

¡	Net Performance Fees of $25 million for Q2 2013 and $129 million on an LTM basis, compared to $4 million for Q2 2012.

—	Total Assets Under Management (AUM): $34.7 billion as of Q2 2013

¡	Total AUM of $34.7 billion as of Q2 2013 increased 20% versus Q2 2012, while Fee-Earning AUM of $33.1 billion increased 19% versus Q2 2012.

¡	Total hedge fund AUM was $13.6 billion as of Q2 2013.

¡	Carlyle priced two new CLOs during Q2 2013 totaling $1.0 billion in assets, and secured $250 million of new funding for the Carlyle GMS Finance business development company (BDC).

¡	GMS carry fund AUM ended Q2 2013 at $3.6 billion.

¡	Total Structured Credit AUM ended Q2 2013 at $17.4 billion.

Global Markets Strategies (Actual Results)	Period					LTM	% Change

$ in millions, except where noted	Q2 2012	Q3 2012	Q4 2012	Q1 2013	Q2 2013	Q3 12 -Q2 13	QoQ	YoY	YTD

Economic Net Income	32	36	59	104	47	246	(55%)	47%	116%

Fee-Related Earnings	20	22	31	25	22	100	(9%)	11%	32%

Net Performance Fees	4	8	23	73	25	129	(66%)	459%	341%

Realized Net Performance Fees	1	1	50	14	11	77	(22%)	1767%	68%

Distributable Earnings	24	28	86	41	46	201	12%	97%	59%

Total Assets Under Management ($ in billions)	29.0	30.1	32.5	33.1	34.7		5%	20%

Fee-Earning Assets Under Management ($ in billions)	27.7	28.5	31.0	31.4	33.1		5%	19%

Funds Raised, excluding hedge funds ($ in billions)	0.8	0.8	1.2	1.3	1.5	4.8	19%	90%
Hedge Fund Net Inflows ($ in billions)	0.7	0.4	0.0	0.0	0.8	1.2	NM	12%

Note: Totals may not sum due to rounding. Funds Raised excludes the impact of acquisitions.

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Real Assets (RA)

Note: Equity Invested and Realized Proceeds are for carry funds only. Funds Raised excludes acquisitions.

—	Distributable Earnings (DE): $25 million for Q2 2013 and $91 million on an LTM basis. The following components impacted Distributable Earnings in Q2 2013:

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Fee-Related Earnings were $4 million in Q2 2013 and $14 million on an LTM basis, compared to $3 million in Q2 2012. The increase largely was driven by earnings from our equity interest in NGP Energy Capital Management, offset by a lower invested capital basis in the real estate funds.

¡	Realized Net Performance Fees were $19 million for Q2 2013 and $86 million on an LTM basis, compared to $26 million for Q2 2012.

¡	Realized Investment Income/(Loss) of $1 million during Q2 2013 and ($12) million LTM.

—	Economic Net Income/(Loss) (ENI): ($11) million for Q2 2013

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Economic Net Income/(Loss) of ($11) million for Q2 2013 and $26 million on an LTM basis compared to ($29) million for Q2 2012. The ENI loss in Q2 2013 was largely driven by unrealized losses on the legacy energy carry fund portfolio.

¡	RA carry fund valuations declined 2% in Q2 2013, compared to a 3% decline in Q2 2012.

¡	Net Performance Fees of ($17) million for Q2 2013 and $27 million on an LTM basis, compared to ($33) million for Q2 2012.

—	Total Assets Under Management (AUM): $39.8 billion as of Q2 2013

¡	Total AUM of $39.8 billion increased 33% versus Q2 2012, driven largely by the acquisition of an equity interest in NGP Energy Capital Management, partially offset by fund distributions.

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Fee-Earning AUM of $28.7 billion was up 47% versus Q2 2012, with the increase driven largely by the AUM associated with NGP Energy Capital Management, partially offset by distributions and step downs in basis for funds at the end of their original investment period.

Real Assets (Actual Results)	Period					LTM	% Change

$ in millions, except where noted	Q2 2012	Q3 2012	Q4 2012	Q1 2013	Q2 2013	Q3 12 - Q2 13	QoQ	YoY	YTD

Economic Net Income	(29)	2	(7)	42	(11)	26	(125%)	63%	(57%)

Fee-Related Earnings	3	1	0	9	4	14	(49%)	59%	574%

Net Performance Fees	(33)	(4)	6	42	(17)	27	(141%)	47%	(63%)

Realized Net Performance Fees	26	29	22	16	19	86	19%	(25%)	(27%)

Distributable Earnings	28	31	23	12	25	91	110%	(10%)	(25%)

Total Assets Under Management ($ in billions)	30.0	29.5	40.2	40.3	39.8		(1%)	33%
Fee-Earning Assets Under Management ($ in billions)	19.5	19.6	29.3	29.4	28.7		(2%)	47%

Note: Totals may not sum due to rounding.

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Global Solutions

—	Distributable Earnings (DE): $8 million for Q2 2013 and $21 million on an LTM basis

¡	Fee-Related Earnings were $6 million for Q2 2013 and $17 million on an LTM basis.

¡	Realized Net Performance Fees were $1 million for Q2 2013 and $3 million on an LTM basis.

—	Economic Net Income (ENI): $13 million for Q2 2013 and $33 million on an LTM basis, compared to $4 million in Q2 2012.

—	Total Assets Under Management (AUM): $48.0 billion as of Q2 2013

¡	Total AUM of $48.0 billion was up 8% compared to Q2 2012.

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Fee-Earning AUM of $31.8 billion increased 15% versus Q2 2012, with the increase driven primarily due to an increase in the fee basis of certain funds and inflows, partially offset by outflows and fee basis step downs.

¡	AlpInvest attracted $249 million in new commitments for its secondaries fund and $155 million in capital commitments to manage an existing external account during Q2 2013.

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On August 1, 2013, Carlyle acquired the remaining 40% equity interest in AlpInvest from the AlpInvest management holders. Had the transaction closed on January 1, 2013, Carlyle would have realized increased Fee-Related Earnings of $10 million for the first half of 2013.

Global Solutions (Actual Results)	Period					LTM	% Change

$ in millions, except where noted	Q2 2012	Q3 2012	Q4 2012	Q1 2013	Q2 2013	Q3 12 - Q2 13	QoQ	YoY	YTD

Economic Net Income	4	4	8	9	13	33	45%	223%	66%

Fee-Related Earnings	3	3	5	3	6	17	91%	133%	19%

Net Performance Fees	1	1	3	6	7	16	14%	400%	144%

Realized Net Performance Fees	0	0	1	1	1	3	160%	1200%	260%

Distributable Earnings	3	3	6	4	8	21	97%	175%	35%

Total Assets Under Management ($ in billions)	44.6	44.6	44.1	47.8	48.0		1%	8%
Fee-Earning Assets Under Management ($ in billions)	27.6	30.2	28.9	28.9	31.8		10%	15%

Note: Totals may not sum due to rounding.

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Balance Sheet Highlights

The amounts presented below exclude the effect of U.S. GAAP consolidation eliminations on investments and accrued performance fees, as well as cash and debt associated with Carlyle’s consolidated funds. All data is as of June 30, 2013.

—	Cash and Cash Equivalents of $573 million.
—	On-balance sheet investments attributable to unitholders of $262 million, excluding the equity investment by Carlyle in NGP Energy Capital Management.
—

Net Accrued Performance Fees attributable to unitholders of $1,454 million. These performance fees are comprised of Gross Accrued Performance Fees of $2,681 million less $59 million in accrued giveback obligation and $1,168 million in accrued performance fee compensation and non-controlling interest.

—	Loans payable and senior notes totaling $923 million.

Conference Call

Carlyle will host a conference call on August 7, 2013 at 8:00 a.m. EDT to discuss Q2 2013 financial results and industry trends. Immediately following the prepared remarks, there will be a question and answer session for analysts and institutional investors.

Analysts and institutional investors may listen to the call by dialing +1-800-850-2903 (international +1-253-237-1169) and referencing “Carlyle Group Second Quarter 2013 Earnings Conference Call.” The conference call will be webcast simultaneously to the public through a link on the investor relations section of The Carlyle Group web site at ir.carlyle.com. An archived replay of the webcast will be available soon after the live call.

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About The Carlyle Group

The Carlyle Group (NASDAQ: CG) is a global alternative asset manager with $180 billion of assets under management across 118 funds and 81 fund of funds vehicles as of June 30, 2013. Carlyle’s purpose is to invest wisely and create value on behalf of its investors, many of whom are public pensions. Carlyle invests across four segments – Corporate Private Equity, Real Assets, Global Market Strategies and Global Solutions – in Africa, Asia, Australia, Europe, the Middle East, North America and South America. Carlyle has expertise in various industries, including: aerospace, defense & government services, consumer & retail, energy, financial services, healthcare, industrial, technology & business services, telecommunications & media and transportation. The Carlyle Group employs more than 1,400 people in 34 offices across six continents.

Web: www.carlyle.com

Videos: www.youtube.com/onecarlyle

Tweets: www.twitter.com/onecarlyle

Podcasts: www.carlyle.com/about-carlyle/market-commentary

Contacts:

Public Market Investor Relations	Media
Daniel Harris	Elizabeth Gill
Phone: 212-813-4527	Phone: 202-729-5385
daniel.harris@carlyle.com	elizabeth.gill@carlyle.com

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Forward Looking Statements

This press release may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements include, but are not limited to, statements related to our expectations regarding the performance of our business, our financial results, our liquidity and capital resources and other non-historical statements. You can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. These statements are subject to risks, uncertainties and assumptions, including those described under the section entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2012 filed with the SEC on March 14, 2013, as such factors may be updated from time to time in our periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this release and in our filings with the SEC. We undertake no obligation to publicly update or review any forward-looking statements, whether as a result of new information, future developments or otherwise, except as required by applicable law.

This release does not constitute an offer for any Carlyle fund.

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The Carlyle Group L.P.

GAAP Statement of Operations (Unaudited)

	Three Months Ended		Six Months Ended
	Jun 30, 2013	Jun 30, 2012	Jun 30, 2013	Jun 30, 2012
	(Dollars in millions, except unit and per unit data)
Revenues
Fund management fees	$242.2	$239.9	$473.6	$474.3
Performance fees
Realized	203.2	116.7	456.0	397.3
Unrealized	55.9	(337.1)	445.5	23.1

Total performance fees	259.1	(220.4)	901.5	420.4
Investment income (loss)
Realized	12.7	2.4	8.5	1.6
Unrealized	(1.7)	4.6	2.9	26.9

Total investment income (loss)	11.0	7.0	11.4	28.5
Interest and other income	4.1	2.7	6.5	5.4
Interest and other income of Consolidated Funds	252.9	219.2	521.3	430.7

Total revenues	769.3	248.4	1,914.3	1,359.3

Expenses
Compensation and benefits
Base compensation	173.6	149.9	352.1	256.0
Equity-based compensation	126.0	94.2	178.3	94.2
Performance fee related
Realized	78.1	32.1	186.8	66.4
Unrealized	66.0	(97.7)	261.0	(42.9)

Total compensation and benefits	443.7	178.5	978.2	373.7
General, administrative and other expenses	120.3	84.0	231.7	175.2
Interest	11.6	6.2	22.1	16.6
Interest and other expenses of Consolidated Funds	201.7	179.5	451.8	364.0
Other non-operating (income) expense	(3.3)	0.7	(5.7)	(3.4)

Total expenses	774.0	448.9	1,678.1	926.1

Other income
Net investment gains of Consolidated Funds	290.6	386.6	502.1	1,258.7

Income before provision for income taxes	285.9	186.1	738.3	1,691.9
Provision for income taxes	16.6	10.6	41.5	22.3

Net income	269.3	175.5	696.8	1,669.6
Net income attributable to non-controlling interests in consolidated entities	300.0	357.9	468.0	1,222.8

Net income (loss) attributable to Carlyle Holdings	(30.7)	(182.4)	228.8	446.8
Net income (loss) attributable to non-controlling interests in Carlyle Holdings	(27.4)	(172.1)	198.3	457.1

Net income (loss) attributable to The Carlyle Group L.P.	$(3.3)	$(10.3)	$30.5	$(10.3)

Net income (loss) attributable to The Carlyle Group L.P. per common unit
Basic	$(0.07)	$(0.26)	$0.69	$(0.26)

Diluted	$(0.07)	$(0.26)	$0.61	$(0.26)

Weighted-average common units
Basic	45,145,793	40,160,245	44,249,510	40,160,245

Diluted	45,145,793	40,160,245	49,881,397	40,160,245

Page  |  14

Total Segment Information (Unaudited)

The following table sets forth information in the format used by management when making resource deployment decisions and in assessing the performance of our segments. The information below is the aggregate results of our four segments.

	Three Months Ended			Twelve Months Ended
	Jun 30,	Jun 30,	Mar 31,	Jun 30,	Jun 30,
	2013	2012	2013	2013	2012
	(Dollars in millions)
Segment Revenues
Fund level fee revenues
Fund management fees	$249.9	$235.0	$240.1	$972.8	$915.4
Portfolio advisory fees, net	5.7	7.0	4.6	17.3	28.2
Transaction fees, net	6.8	3.7	10.4	38.3	21.7

Total fee revenues	262.4	245.7	255.1	1,028.4	965.3
Performance fees
Realized	192.6	110.3	248.9	918.5	1,194.1
Unrealized	42.1	(311.1)	342.7	473.1	(859.5)

Total performance fees	234.7	(200.8)	591.6	1,391.6	334.6
Investment income (loss)
Realized	14.6	4.0	(9.3)	15.5	36.3
Unrealized	(7.7)	10.0	12.3	(1.4)	14.0

Total investment income (loss)	6.9	14.0	3.0	14.1	50.3
Interest and other income	4.0	2.5	2.4	15.0	7.1

Total revenues	508.0	61.4	852.1	2,449.1	1,357.3

Segment Expenses
Compensation and benefits
Direct base compensation	101.0	105.8	108.0	419.4	415.2
Indirect base compensation	35.0	36.2	33.6	143.8	137.0
Equity-based compensation	4.2	0.6	2.6	8.0	0.6
Performance fee related
Realized	74.8	34.5	107.4	375.6	565.0
Unrealized	37.4	(128.6)	129.5	242.3	(458.0)

Total compensation and benefits	252.4	48.5	381.1	1,189.1	659.8
General, administrative, and other indirect expenses	82.0	60.0	62.3	256.1	236.7
Depreciation and amortization expense	6.2	4.0	6.3	24.8	19.2
Interest expense	11.6	6.1	8.5	28.7	43.8

Total expenses	352.2	118.6	458.2	1,498.7	959.5

Economic Net Income (Loss)	$155.8	$(57.2)	$393.9	$950.4	$397.8

(-) Net Performance Fees	122.5	(106.7)	354.7	773.7	227.6
(-) Investment Income	6.9	14.0	3.0	14.1	50.3

(=) Fee Related Earnings	$26.4	$35.5	$36.2	$162.6	$119.9

(+) Realized Net Performance Fees	117.8	75.8	141.5	542.9	629.1
(+) Realized Investment Income (Loss)	14.6	4.0	(9.3)	15.5	36.3
(+) Equity based compensation	4.2	0.6	2.6	8.0	0.6

(=) Distributable Earnings	$163.0	$115.9	$171.0	$729.0	$785.9

Page  |  15

Total Segment Information (Unaudited), cont

	Three Months Ended
						Jun 30, 2013 vs.
	Jun 30, 2012	Sept 30, 2012	Dec 31, 2012	Mar 31, 2013	Jun 30, 2013	Jun 30, 2012	Mar 31, 2013
	(Dollars in millions)
Economic Net Income, Total Segments
Revenues
Segment fee revenues
Fund management fees	$235.0	$233.9	$248.9	$240.1	$249.9	$14.9	$9.8
Portfolio advisory fees, net	7.0	4.6	2.4	4.6	5.7	(1.3)	1.1
Transaction fees, net	3.7	7.2	13.9	10.4	6.8	3.1	(3.6)

Total fee revenues	245.7	245.7	265.2	255.1	262.4	16.7	7.3
Performance fees
Realized	110.3	276.4	200.6	248.9	192.6	82.3	(56.3)
Unrealized	(311.1)	49.0	39.3	342.7	42.1	353.2	(300.6)

Total performance fees	(200.8)	325.4	239.9	591.6	234.7	435.5	(356.9)
Investment income (loss)
Realized	4.0	4.6	5.6	(9.3)	14.6	10.6	23.9
Unrealized	10.0	3.8	(9.8)	12.3	(7.7)	(17.7)	(20.0)

Total investment income (loss)	14.0	8.4	(4.2)	3.0	6.9	(7.1)	3.9
Interest and other income	2.5	4.4	4.2	2.4	4.0	1.5	1.6

Total revenues	61.4	583.9	505.1	852.1	508.0	446.6	(344.1)

Expenses
Compensation and benefits
Direct base compensation	105.8	97.9	112.5	108.0	101.0	(4.8)	(7.0)
Indirect base compensation	36.2	32.9	42.3	33.6	35.0	(1.2)	1.4
Equity-based compensation	0.6	0.6	0.6	2.6	4.2	3.6	1.6
Performance fee related
Realized	34.5	120.2	73.2	107.4	74.8	40.3	(32.6)
Unrealized	(128.6)	40.6	34.8	129.5	37.4	166.0	(92.1)

Total compensation and benefits	48.5	292.2	263.4	381.1	252.4	203.9	(128.7)
General, administrative, and other indirect expenses	60.0	62.3	49.5	62.3	82.0	22.0	19.7
Depreciation and amortization expense	4.0	6.2	6.1	6.3	6.2	2.2	(0.1)
Interest expense	6.1	4.7	3.9	8.5	11.6	5.5	3.1

Total expenses	118.6	365.4	322.9	458.2	352.2	233.6	(106.0)

Economic Net Income (Loss)	$(57.2)	$218.5	$182.2	$393.9	$155.8	$213.0	$(238.1)

(-) Net Performance Fees	(106.7)	164.6	131.9	354.7	122.5	229.2	(232.2)
(-) Investment Income (Loss)	14.0	8.4	(4.2)	3.0	6.9	(7.1)	3.9

(=) Fee Related Earnings	$35.5	$45.5	$54.5	$36.2	$26.4	$(9.1)	$(9.8)

(+) Realized Net Performance Fees	75.8	156.2	127.4	141.5	117.8	42.0	(23.7)
(+) Realized Investment Income (Loss)	4.0	4.6	5.6	(9.3)	14.6	10.6	23.9
(+) Equity based compensation	0.6	0.6	0.6	2.6	4.2	3.6	1.6

(=) Distributable Earnings	$115.9	$206.9	$188.1	$171.0	$163.0	$47.1	$(8.0)

Page  |  16

Corporate Private Equity Segment Results (Unaudited)

	Three Months Ended
						Jun 30, 2013 vs.
	Jun 30, 2012	Sept 30, 2012	Dec 31, 2012	Mar 31, 2013	Jun 30, 2013	Jun 30, 2012	Mar 31, 2013
Corporate Private Equity	(Dollars in millions)

Revenues
Segment fee revenues
Fund management fees	$124.0	$124.8	$123.5	$108.3	$108.8	$(15.2)	$0.5
Portfolio advisory fees, net	4.9	3.1	2.8	4.1	4.9	-	0.8
Transaction fees, net	1.6	6.2	9.6	10.4	4.0	2.4	(6.4)

Total fee revenues	130.5	134.1	135.9	122.8	117.7	(12.8)	(5.1)
Performance fees
Realized	80.6	241.4	94.5	212.3	151.4	70.8	(60.9)
Unrealized	(269.7)	72.8	86.4	207.6	31.2	300.9	(176.4)

Total performance fees	(189.1)	314.2	180.9	419.9	182.6	371.7	(237.3)
Investment income (loss)
Realized	1.5	(0.2)	1.2	1.8	1.7	0.2	(0.1)
Unrealized	3.7	(1.0)	3.3	2.8	2.4	(1.3)	(0.4)

Total investment income (loss)	5.2	(1.2)	4.5	4.6	4.1	(1.1)	(0.5)
Interest and other income	1.6	3.4	2.6	1.0	1.7	0.1	0.7

Total revenues	(51.8)	450.5	323.9	548.3	306.1	357.9	(242.2)

Expenses
Compensation and benefits
Direct base compensation	54.8	56.2	59.9	55.0	50.0	(4.8)	(5.0)
Indirect base compensation	24.1	19.9	27.7	20.0	21.8	(2.3)	1.8
Equity-based compensation	0.4	0.4	0.4	1.5	2.3	1.9	0.8
Performance fee related
Realized	31.0	115.6	40.5	101.6	65.1	34.1	(36.5)
Unrealized	(140.3)	39.2	40.8	83.6	8.8	149.1	(74.8)

Total compensation and benefits	(30.0)	231.3	169.3	261.7	148.0	178.0	(113.7)
General, administrative, and other indirect expenses	36.9	36.0	26.3	39.0	41.6	4.7	2.6
Depreciation and amortization expense	2.3	3.5	3.5	3.5	3.4	1.1	(0.1)
Interest expense	3.5	2.5	2.4	4.9	6.7	3.2	1.8

Total expenses	12.7	273.3	201.5	309.1	199.7	187.0	(109.4)

Economic Net Income (Loss)	$(64.5)	$177.2	$122.4	$239.2	$106.4	$170.9	$(132.8)

(-) Net Performance Fees	(79.8)	159.4	99.6	234.7	108.7	188.5	(126.0)
(-) Investment Income (Loss)	5.2	(1.2)	4.5	4.6	4.1	(1.1)	(0.5)

(=) Fee Related Earnings	$10.1	$19.0	$18.3	$(0.1)	$(6.4)	$(16.5)	$(6.3)

(+) Realized Net Performance Fees	49.6	125.8	54.0	110.7	86.3	36.7	(24.4)
(+) Realized Investment Income (Loss)	1.5	(0.2)	1.2	1.8	1.7	0.2	(0.1)
(+) Equity based compensation	0.4	0.4	0.4	1.5	2.3	1.9	0.8

(=) Distributable Earnings	$61.6	$145.0	$73.9	$113.9	$83.9	$22.3	$(30.0)

Page  |  17

Global Market Strategies Segment Results (Unaudited)

	Three Months Ended
						Jun 30, 2013 vs.
	Jun 30, 2012	Sept 30, 2012	Dec 31, 2012	Mar 31, 2013	Jun 30, 2013	Jun 30, 2012	Mar 31, 2013
Global Market Strategies	(Dollars in millions)

Revenues
Segment fee revenues
Fund management fees	$59.5	$58.2	$70.9	$66.3	$73.8	$14.3	$7.5
Portfolio advisory fees, net	0.5	0.8	0.5	0.2	0.5	-	0.3
Transaction fees, net	-	0.3	3.2	-	0.1	0.1	0.1

Total fee revenues	60.0	59.3	74.6	66.5	74.4	14.4	7.9
Performance fees
Realized	1.3	0.9	77.8	24.1	17.9	16.6	(6.2)
Unrealized	4.0	5.7	(43.6)	64.3	23.0	19.0	(41.3)

Total performance fees	5.3	6.6	34.2	88.4	40.9	35.6	(47.5)
Investment income (loss)
Realized	2.8	4.6	4.4	1.9	12.2	9.4	10.3
Unrealized	4.8	0.8	0.3	5.1	(11.9)	(16.7)	(17.0)

Total investment income (loss)	7.6	5.4	4.7	7.0	0.3	(7.3)	(6.7)
Interest and other income	0.4	0.5	0.8	1.1	1.5	1.1	0.4

Total revenues	73.3	71.8	114.3	163.0	117.1	43.8	(45.9)

Expenses
Compensation and benefits
Direct base compensation	25.2	17.4	24.0	25.7	24.9	(0.3)	(0.8)
Indirect base compensation	4.5	5.9	6.0	4.8	5.5	1.0	0.7
Equity-based compensation	0.1	-	0.1	0.4	0.6	0.5	0.2
Performance fee related
Realized	0.7	0.2	27.5	9.7	6.7	6.0	(3.0)
Unrealized	0.2	(1.8)	(16.5)	6.2	9.6	9.4	3.4

Total compensation and benefits	30.7	21.7	41.1	46.8	47.3	16.6	0.5
General, administrative, and other indirect expenses	9.1	11.7	12.5	9.5	19.5	10.4	10.0
Depreciation and amortization expense	0.6	1.1	1.0	1.2	1.1	0.5	(0.1)
Interest expense	0.9	1.3	0.6	1.5	2.1	1.2	0.6

Total expenses	41.3	35.8	55.2	59.0	70.0	28.7	11.0

Economic Net Income	$32.0	$36.0	$59.1	$104.0	$47.1	$15.1	$(56.9)

(-) Net Performance Fees	4.4	8.2	23.2	72.5	24.6	20.2	(47.9)
(-) Investment Income	7.6	5.4	4.7	7.0	0.3	(7.3)	(6.7)

(=) Fee Related Earnings	$20.0	$22.4	$31.2	$24.5	$22.2	$2.2	$(2.3)

(+) Realized Net Performance Fees	0.6	0.7	50.3	14.4	11.2	10.6	(3.2)
(+) Realized Investment Income	2.8	4.6	4.4	1.9	12.2	9.4	10.3
(+) Equity based compensation	0.1	-	0.1	0.4	0.6	0.5	0.2

(=) Distributable Earnings	$23.5	$27.7	$86.0	$41.2	$46.2	$22.7	$5.0

Page  |  18

Real Assets Segment Results (Unaudited)

	Three Months Ended
						Jun 30, 2013 vs.
	Jun 30, 2012	Sept 30, 2012	Dec 31, 2012	Mar 31, 2013	Jun 30, 2013	Jun 30, 2012	Mar 31, 2013
Real Assets	(Dollars in millions)

Revenues
Segment fee revenues
Fund management fees	$34.1	$34.4	$35.9	$47.0	$46.4	$12.3	$(0.6)
Portfolio advisory fees, net	1.6	0.7	(0.9)	0.3	0.3	(1.3)	-
Transaction fees, net	2.1	0.7	1.1	-	2.7	0.6	2.7

Total fee revenues	37.8	35.8	36.1	47.3	49.4	11.6	2.1
Performance fees
Realized	27.0	31.9	24.5	11.0	20.6	(6.4)	9.6
Unrealized	(56.0)	(27.7)	(11.9)	49.5	(33.4)	22.6	(82.9)

Total performance fees	(29.0)	4.2	12.6	60.5	(12.8)	16.2	(73.3)
Investment income (loss)
Realized	(0.3)	0.2	-	(13.0)	0.7	1.0	13.7
Unrealized	1.5	4.0	(13.4)	4.5	1.7	0.2	(2.8)

Total investment income (loss)	1.2	4.2	(13.4)	(8.5)	2.4	1.2	10.9
Interest and other income	0.4	0.4	0.5	0.3	0.6	0.2	0.3

Total revenues	10.4	44.6	35.8	99.6	39.6	29.2	(60.0)

Expenses
Compensation and benefits
Direct base compensation	16.9	16.1	19.9	17.9	18.2	1.3	0.3
Indirect base compensation	5.6	5.7	6.8	7.5	6.4	0.8	(1.1)
Equity-based compensation	0.1	0.2	0.1	0.6	1.2	1.1	0.6
Performance fee related
Realized	1.5	2.5	2.4	(4.9)	1.6	0.1	6.5
Unrealized	2.1	5.3	4.0	23.6	2.9	0.8	(20.7)

Total compensation and benefits	26.2	29.8	33.2	44.7	30.3	4.1	(14.4)
General, administrative, and other indirect expenses	11.1	11.4	7.7	10.4	16.5	5.4	6.1
Depreciation and amortization expense	0.7	1.1	1.1	1.1	1.2	0.5	0.1
Interest expense	1.1	0.7	0.7	1.6	2.2	1.1	0.6

Total expenses	39.1	43.0	42.7	57.8	50.2	11.1	(7.6)

Economic Net Income (Loss)	$(28.7)	$1.6	$(6.9)	$41.8	$(10.6)	$18.1	$(52.4)

(-) Net Performance Fees	(32.6)	(3.6)	6.2	41.8	(17.3)	15.3	(59.1)
(-) Investment Income (Loss)	1.2	4.2	(13.4)	(8.5)	2.4	1.2	10.9

(=) Fee Related Earnings	$2.7	$1.0	$0.3	$8.5	$4.3	$1.6	$(4.2)

(+) Realized Net Performance Fees	25.5	29.4	22.1	15.9	19.0	(6.5)	3.1
(+) Realized Investment Income (Loss)	(0.3)	0.2	-	(13.0)	0.7	1.0	13.7
(+) Equity based compensation	0.1	0.2	0.1	0.6	1.2	1.1	0.6

(=) Distributable Earnings	$28.0	$30.8	$22.5	$12.0	$25.2	$(2.8)	$13.2

Page  |  19

Global Solutions Segment Results (Unaudited)

	Three Months Ended
						Jun 30, 2013 vs.
	Jun 30, 2012	Sept 30, 2012	Dec 31, 2012	Mar 31, 2013	Jun 30, 2013	Jun 30, 2012	Mar 31, 2013
Global Solutions	(Dollars in millions)

Revenues
Segment fee revenues
Fund management fees	$17.4	$16.5	$18.6	$18.5	$20.9	$3.5	$2.4
Portfolio advisory fees, net	-	-	-	-	-	-	-
Transaction fees, net	-	-	-	-	-	-	-

Total fee revenues	17.4	16.5	18.6	18.5	20.9	3.5	2.4
Performance fees
Realized	1.4	2.2	3.8	1.5	2.7	1.3	1.2
Unrealized	10.6	(1.8)	8.4	21.3	21.3	10.7	-

Total performance fees	12.0	0.4	12.2	22.8	24.0	12.0	1.2
Investment income (loss)
Realized	-	-	-	-	-	-	-
Unrealized	-	-	-	(0.1)	0.1	0.1	0.2

Total investment income (loss)	-	-	-	(0.1)	0.1	0.1	0.2
Interest and other income	0.1	0.1	0.3	-	0.2	0.1	0.2

Total revenues	29.5	17.0	31.1	41.2	45.2	15.7	4.0

Expenses
Compensation and benefits
Direct base compensation	8.9	8.2	8.7	9.4	7.9	(1.0)	(1.5)
Indirect base compensation	2.0	1.4	1.8	1.3	1.3	(0.7)	-
Equity-based compensation	-	-	-	0.1	0.1	0.1	-
Performance fee related
Realized	1.3	1.9	2.8	1.0	1.4	0.1	0.4
Unrealized	9.4	(2.1)	6.5	16.1	16.1	6.7	-

Total compensation and benefits	21.6	9.4	19.8	27.9	26.8	5.2	(1.1)
General, administrative, and other indirect expenses	2.9	3.2	3.0	3.4	4.4	1.5	1.0
Depreciation and amortization expense	0.4	0.5	0.5	0.5	0.5	0.1	-
Interest expense	0.6	0.2	0.2	0.5	0.6	-	0.1

Total expenses	25.5	13.3	23.5	32.3	32.3	6.8	-

Economic Net Income	$4.0	$3.7	$7.6	$8.9	$12.9	$8.9	$4.0

(-) Net Performance Fees	1.3	0.6	2.9	5.7	6.5	5.2	0.8
(-) Investment Income (Loss)	-	-	-	(0.1)	0.1	0.1	0.2

(=) Fee Related Earnings	$2.7	$3.1	$4.7	$3.3	$6.3	$3.6	$3.0

(+) Realized Net Performance Fees	0.1	0.3	1.0	0.5	1.3	1.2	0.8
(+) Realized Investment Income	-	-	-	-	-	-	-
(+) Equity based compensation	-	-	-	0.1	0.1	0.1	0.0

(=) Distributable Earnings	$2.8	$3.4	$5.7	$3.9	$7.7	$4.9	$3.8

Page  |  20

Total Assets Under Management Roll Forward (Unaudited)

	Corporate Private Equity			Global Market Strategies (8)			Real Assets (9)			Global Solutions (10)			Total
(USD in millions)	Available Capital	Fair Value of Capital	Total AUM	Available Capital	Fair Value of Capital	Total AUM	Available Capital	Fair Value of Capital	Total AUM	Available Capital	Fair Value of Capital	Total AUM	Available Capital	Fair Value of Capital	Total AUM

Balance, As of March 31, 2013	$17,062	$38,057	$55,119	$1,762	$31,326	$33,088	$9,521	$30,819	$40,340	$17,853	$29,913	$47,766	$46,198	$130,115	$176,313
Commitments (1)	3,823	-	3,823	285	-	285	296	-	296	333	-	333	4,737	-	4,737
Capital Called, net (2)	(997)	1,042	45	(278)	320	42	(827)	767	(60)	(523)	619	96	(2,625)	2,748	123
Distributions (3)	206	(2,959)	(2,753)	28	(420)	(392)	191	(1,160)	(969)	129	(2,023)	(1,894)	554	(6,562)	(6,008)
Subscriptions, net of Redemptions (4)	-	-	-	-	869	869	-	-	-	-	-	-	-	869	869
Changes in CLO collateral balances (5)	-	-	-	-	540	540	-	-	-	-	-	-	-	540	540
Market Appreciation/(Depreciation) (6)	-	1,624	1,624	-	227	227	-	224	224	-	1,421	1,421	-	3,496	3,496
Foreign exchange and other (7)	4	30	34	-	84	84	8	(70)	(62)	139	183	322	151	227	378

Balance, As of June 30, 2013	$20,098	$37,794	$57,892	$1,797	$32,946	$34,743	$9,189	$30,580	$39,769	$17,931	$30,113	$48,044	$49,015	$131,433	$180,448

	Corporate Private Equity			Global Market Strategies (8)			Real Assets (9)			Global Solutions (10)			Total
(USD in millions)	Available Capital	Fair Value of Capital	Total AUM	Available Capital	Fair Value of Capital	Total AUM	Available Capital	Fair Value of Capital	Total AUM	Available Capital	Fair Value of Capital	Total AUM	Available Capital	Fair Value of Capital	Total AUM

Balance, As of June 30, 2012	$15,292	$37,232	$52,524	$1,281	$27,765	$29,046	$7,059	$22,945	$30,004	$16,368	$28,216	$44,584	$40,000	$116,158	$156,158
Acquisitions	-	-	-	-	2,275	2,275	4,000	8,106	12,106	-	-	-	4,000	10,381	14,381
Commitments (1)	10,225	-	10,225	1,061	-	1,061	532	-	532	4,816	-	4,816	16,634	-	16,634
Capital Called, net (2)	(6,418)	6,081	(337)	(758)	735	(23)	(3,498)	3,324	(174)	(3,961)	3,914	(47)	(14,635)	14,054	(581)
Distributions (3)	1,031	(13,581)	(12,550)	213	(1,236)	(1,023)	1,077	(4,967)	(3,890)	483	(7,364)	(6,881)	2,804	(27,148)	(24,344)
Subscriptions, net of Redemptions (4)	-	-	-	-	1,265	1,265	-	-	-	-	-	-	-	1,265	1,265
Changes in CLO collateral balances (5)	-	-	-	-	994	994	-	-	-	-	-	-	-	994	994
Market Appreciation/(Depreciation) (6)	-	8,217	8,217	-	977	977	-	1,200	1,200	-	5,138	5,138	-	15,532	15,532
Foreign exchange and other (7)	(32)	(155)	(187)	-	171	171	19	(28)	(9)	225	209	434	212	197	409

Balance, As of June 30, 2013	$20,098	$37,794	$57,892	$1,797	$32,946	$34,743	$9,189	$30,580	$39,769	$17,931	$30,113	$48,044	$49,015	$131,433	$180,448

(1) Represents capital raised by our carry funds and fund of funds vehicles, net of expired available capital.

(2) Represents capital called by our carry funds and fund of funds vehicles, net of fund fees and expenses. Equity Invested amounts may vary from Capital Called due to timing differences between acquisition and capital call dates.

(3) Represents distributions from our carry funds and fund of funds vehicles, net of amounts recycled. Distributions are based on when proceeds are actually distributed to investors, which may differ from when they are realized.

(4) Represents the net result of subscriptions to and redemptions from our hedge funds and open-end structured credit funds.

(5) Represents the change in the aggregate collateral balance and principal cash at par of the CLOs.

(6) Market Appreciation/(Depreciation) represents realized and unrealized gains (losses) on portfolio investments and changes in the net asset value of our hedge funds.

(7) Includes onboarding of fully committed existing funds from another manager and represents the impact of foreign exchange rate fluctuations on the translation of our non-U.S. dollar denominated funds and other changes in Total AUM. Activity during the period is translated at the average rate for the period. Ending balances are translated at the spot rate as of the period end.

(8) Ending balance is comprised of approximately $17.4 billion from our structured credit funds (including $0.1 billion of Available Capital), $13.6 billion in our hedge funds, $3.6 billion (including $1.7 billion of Available Capital) in our carry funds and $0.1 billion from our business development company.

(9) Amounts related to the NGP Funds are based on the latest available information (in most cases as of March 31, 2013).

(10) The fair market values for AlpInvest primary fund investments and secondary investment funds are based on the latest available valuations of the underlying limited partnership interests (in most cases as of March 31, 2013) as provided by their general partners, plus the net cash flows since the latest valuation, up to June 30, 2013.

Page  |  21

Fee-Earning AUM Roll Forward (Unaudited)

	For the Three Months Ended June 30, 2013
(USD in millions)	Corporate Private Equity	Global Market Strategies	Real Assets (7)	Global Solutions	Total

Fee-Earning AUM
Balance, As of March 31, 2013	$33,195	$31,436	$29,419	$28,854	$122,904
Inflows, including Commitments (1)	10,170	281	755	3,677	14,883
Outflows, including Distributions (2)	(4,255)	(155)	(1,432)	(1,391)	(7,233)
Subscriptions, net of Redemptions (3)		812			812
Changes in CLO collateral balances (4)		508			508
Market Appreciation/(Depreciation) (5)		94		131	225
Foreign exchange and other (6)	(603)	81	(57)	504	(75)

Balance, As of June 30, 2013	$38,507	$33,057	$28,685	$31,775	$132,024

	For the Twelve Months Ended June 30, 2013
(USD in millions)	Corporate Private Equity	Global Market Strategies	Real Assets (7)	Global Solutions	Total

Fee-Earning AUM
Balance, As of June 30, 2012	$37,129	$27,740	$19,528	$27,576	$111,973
Acquisitions		2,260	10,307		12,567
Inflows, including Commitments (1)	11,299	1,115	1,827	9,203	23,444
Outflows, including Distributions (2)	(9,207)	(496)	(2,968)	(6,482)	(19,153)
Subscriptions, net of Redemptions (3)		1,172			1,172
Changes in CLO collateral balances (4)		611			611
Market Appreciation/(Depreciation) (5)		488		747	1,235
Foreign exchange and other (6)	(714)	167	(9)	731	175

Balance, As of June 30, 2013	$38,507	$33,057	$28,685	$31,775	$132,024

(1) Inflows represent limited partner capital raised by our carry funds and fund of funds vehicles and capital invested by our carry funds and fund of funds vehicles outside the investment period.

(2) Outflows represent limited partner distributions from our carry funds and fund of funds vehicles and changes in basis for our carry funds and fund of funds vehicles where the investment period has expired.

(3) Represents the net result of subscriptions to and redemptions from our hedge funds and open-end structured credit funds.

(4) Represents the change in the aggregate fee-earning collateral balances at par of our CLOs, as of the quarterly cut-off dates.

(5) Market Appreciation/(Depreciation) represents changes in the net asset value of our hedge funds and our fund of funds vehicles based on the lower of cost or fair value.

(6) Includes funds with fees based on gross asset value, onboarding of fully committed existing funds from another manager and represents the impact of foreign exchange rate fluctuations on the translation of our non-U.S. dollar denominated funds. Activity during the period is translated at the average rate for the period. Ending balances are translated at the spot rate as of the period end.

(7) Energy I, Energy II, Energy III, Energy IV, Renew I, and Renew II (collectively, the “Legacy Energy Funds”), are managed with Riverstone Holdings LLC and its affiliates. Affiliates of both Carlyle and Riverstone act as investment advisers to each of the Legacy Energy Funds. With the exception of Energy IV and Renew II, where Carlyle has a minority representation on the funds’ management committees, management of each of the Legacy Energy Funds is vested in committees with equal representation by Carlyle and Riverstone, and the consent of representatives of both Carlyle and Riverstone are required for investment decisions. As of June 30, 2013, the Legacy Energy Funds had, in the aggregate, approximately $13.7 billion in AUM and $8.9 billion in Fee-Earning AUM. NGP VII, NGP VIII, NGP IX, NGP X, or in the case of NGP M&R, NGP ETP I, NGP ETP II, and NGPC, certain affiliated entities (collectively, the “NGP management fee funds”), are managed by NGP Energy Capital Management. As of June 30, 2013, the NGP management fee funds had, in the aggregate, approximately $12.5 billion in AUM and $9.7 billion in Fee-Earning AUM.

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Corporate Private Equity and Real Assets Fund Performance (Unaudited)

The fund return information reflected in this discussion and analysis is not indicative of the performance of The Carlyle Group L.P. and is also not necessarily indicative of the future performance of any particular fund. An investment in The Carlyle Group L.P. is not an investment in any of our funds. There can be no assurance that any of our existing or future funds will achieve similar returns.

			TOTAL INVESTMENTS					REALIZED/PARTIALLY REALIZED INVESTMENTS (5)

			as of June 30, 2013					as of June 30, 2013

	Fund Inception Date (1)	Committed Capital	Cumulative Invested Capital (2)	Total Fair Value (3)	MOIC (4)	Gross IRR (7)	Net IRR (8)	Cumulative Invested Capital (2)	Total Fair Value (3)	MOIC (4)	Gross IRR (7)

Corporate Private Equity		(Reported in Local Currency, in Millions)						(Reported in Local Currency, in Millions)
Fully Invested Funds (6)
CP II	10/1994	$1,331.1	$1,362.4	$4,071.5	3.0x	34%	25%	$1,362.4	$4,071.5	3.0x	34%
CP III	2/2000	$3,912.7	$4,031.6	$10,146.3	2.5x	27%	21%	$4,031.6	$10,146.3	2.5x	27%
CP IV	12/2004	$7,850.0	$7,612.6	$16,387.7	2.2x	16%	13%	$5,063.6	$12,297.8	2.4x	19%
CP V	5/2007	$13,719.7	$12,152.0	$19,081.5	1.6x	18%	12%	$3,033.8	$7,114.4	2.3x	28%
CEP I	12/1997	€1,003.6	€981.6	€2,126.5	2.2x	18%	11%	€981.6	€2,126.5	2.2x	18%
CEP II	9/2003	€1,805.4	€2,046.5	€3,773.5	1.8x	38%	21%	€1,230.8	€3,052.3	2.5x	61%
CAP I	12/1998	$750.0	$627.7	$2,491.0	4.0x	25%	18%	$627.7	$2,491.0	4.0x	25%
CAP II	2/2006	$1,810.0	$1,626.1	$2,822.4	1.7x	12%	8%	$587.7	$1,759.4	3.0x	27%
CAP III	5/2008	$2,551.6	$2,112.3	$2,584.9	1.2x	11%	5%	$373.5	$588.2	1.6x	17%
CJP I	10/2001	¥50,000.0	¥47,291.4	¥133,763.5	2.8x	61%	37%	¥39,756.6	¥130,976.9	3.3x	65%
CGFSP I	9/2008	$1,100.2	$1,007.2	$1,379.0	1.4x	15%	9%	$184.3	$414.2	2.2x	26%
All Other Funds (9)	Various		$3,395.3	$5,027.0	1.5x	17%	6%	$2,396.6	$4,129.2	1.7x	21%
Coinvestments and Other (10)	Various		$7,412.8	$17,946.2	2.4x	36%	33%	$4,653.4	$14,438.6	3.1x	36%

Total Fully Invested Funds			$45,754.3	$90,957.5	2.0x	27%	20%	$25,592.2	$65,504.6	2.6x	30%

Funds in the Investment Period (6)
CP VI	5/2012	$9,420.8	$-	n/a	n/a	n/a	n/a
CEP III	12/2006	€5,294.9	€4,521.8	€6,118.1	1.4x	10%	7%
CAP IV	11/2012	$1,132.3	$-	n/a	n/a	n/a	n/a
CJP II	7/2006	¥165,600.0	¥135,239.7	¥142,884.5	1.1x	2%	(3%)
CAGP IV	6/2008	$1,041.4	$568.4	$685.6	1.2x	10%	0%
CEOF I	5/2011	$1,119.1	$304.6	$372.6	1.2x	24%	8%
All Other Funds (11)	Various		$1,325.8	$1,623.4	1.2x	10%	1%

Total Funds in the Investment Period			$9,441.1	$12,076.9	1.3x	9%	5%	$1,266.8	$2,406.9	1.9x	20%

TOTAL CORPORATE PRIVATE EQUITY (12)			$55,195.4	$103,034.5	1.9x	26%	18%	$26,859.0	$67,911.5	2.5x	30%

			TOTAL INVESTMENTS					REALIZED/PARTIALLY REALIZED INVESTMENTS (5)

			as of June 30, 2013					as of June 30, 2013

	Fund Inception Date (1)	Committed Capital	Cumulative Invested Capital (2)	Total Fair Value (3)	MOIC (4)	Gross IRR (7)	Net IRR (8)	Cumulative Invested Capital (2)	Total Fair Value (3)	MOIC (4)	Gross IRR (7)

Real Assets			(Reported in Local Currency, in Millions)					(Reported in Local Currency, in Millions)

Fully Invested Funds (6)
CRP III	11/2000	$564.1	$522.5	$1,379.9	2.6x	44%	30%	$522.5	$1,379.9	2.6x	44%
CRP IV	12/2004	$950.0	$1,186.2	$1,207.1	1.0x	0%	(3%)	$441.9	$467.7	1.1x	10%
CRP V	11/2006	$3,000.0	$3,235.3	$4,464.4	1.4x	10%	7%	$2,078.2	$2,966.1	1.4x	13%
CEREP I	3/2002	€426.6	€517.0	€741.6	1.4x	13%	7%	€441.2	€753.4	1.7x	19%
CEREP II	4/2005	€762.7	€826.9	€115.9	0.1x	n/a	n/a	€416.6	€125.8	0.3x	n/a
CEREP III	5/2007	€2,229.5	€1,821.0	€1,870.1	1.0x	1%	(4%)	€63.3	€30.9	0.5x	(20%)
Energy II	7/2002	$1,100.0	$1,334.8	$3,637.3	2.7x	81%	54%	$827.4	$3,377.8	4.1x	105%
Energy III	10/2005	$3,800.0	$3,559.9	$6,783.2	1.9x	15%	11%	$1,545.4	$4,450.9	2.9x	28%
Energy IV	12/2007	$5,979.1	$5,197.6	$8,203.8	1.6x	21%	14%	$1,710.6	$3,528.2	2.1x	31%
All Other Funds (13)	Various		$2,289.6	$2,287.5	1.0x	0%	(6%)	$1,484.1	$1,702.9	1.1x	8%
Coinvestments and Other (10)	Various		$4,257.3	$7,034.0	1.7x	20%	15%	$1,729.2	$3,851.2	2.2x	29%

Total Fully Invested Funds			$25,699.4	$38,544.5	1.5x	16%	9%	$11,537.2	$22,908.3	2.0x	27%

Funds in the Investment Period (6)
CRP VI	9/2010	$2,340.0	$932.7	$1,246.7	1.3x	33%	16%
CIP	9/2006	$1,143.7	$855.5	$873.8	1.0x	1%	(4%)
Renew II	3/2008	$3,417.5	$2,718.9	$3,570.8	1.3x	12%	7%
All Other Funds (14)	Various		$204.3	$254.3	1.2x	29%	21%

Total Funds in the Investment Period			$4,711.4	$5,945.6	1.3x	11%	6%	$839.7	$904.3	1.1x	3%

TOTAL REAL ASSETS (12)			$30,410.9	$44,490.1	1.5x	15%	9%	$12,376.8	$23,812.5	1.9x	27%

Page  |  23

Global Markets Strategies Carry Funds and Global Solutions (Unaudited)

			TOTAL INVESTMENTS

			as of June 30, 2013
	Fund Inception Date (1)	Fund Size	Cumulative Invested Capital (15)	Total Fair Value (3)	MOIC (4)	Gross IRR (7)	Net IRR (8)

	(Reported in Local Currency, in Millions)
Global Market Strategies
CSP II	6/2007	$1,352.3	$1,352.3	$2,429.2	1.8x	19%	13%
CEMOF I	12/2010	$1,382.5	$481.7	$567.3	1.2x	29%	10%

			TOTAL INVESTMENTS

			as of June 30, 2013

	Vintage Year	Fund Size	Cumulative Invested Capital (2)(18)	Total Fair Value (3)(18)	MOIC (4)	Gross IRR (7)	Net IRR (8)

Global Solutions (16)	(Reported in Local Currency, in Millions)
Fully Committed Funds (17)
Main Fund I - Fund Investments	2000	€5,174.6	€3,932.3	€6,307.6	1.6x	12%	12%
Main Fund II - Fund Investments	2003	€4,545.0	€4,424.2	€6,411.3	1.4x	10%	9%
Main Fund III - Fund Investments	2005	€11,500.0	€10,181.3	€12,649.1	1.2x	7%	6%
Main Fund IV - Fund Investments	2009	€4,880.0	€1,631.3	€1,718.5	1.1x	4%	3%
Main Fund I - Secondary Investments	2002	€519.4	€459.2	€865.3	1.9x	55%	51%
Main Fund II - Secondary Investments	2003	€998.4	€930.0	€1,654.6	1.8x	28%	26%
Main Fund III - Secondary Investments	2006	€2,250.0	€2,092.0	€2,811.7	1.3x	10%	9%
Main Fund IV - Secondary Investments	2010	€1,856.4	€1,642.0	€2,200.4	1.3x	20%	19%
Main Fund II - Co-Investments	2003	€1,090.0	€867.8	€2,330.9	2.7x	45%	43%
Main Fund III - Co-Investments	2006	€2,760.0	€2,469.0	€3,077.4	1.2x	5%	4%
Main Fund IV - Co-Investments	2010	€1,475.0	€1,244.0	€1,723.9	1.4x	19%	17%
Main Fund II - Mezzanine Investments	2004	€700.0	€706.6	€951.5	1.3x	8%	7%
Main Fund III - Mezzanine Investments	2006	€2,000.0	€1,408.8	€1,797.7	1.3x	10%	8%
All Other Funds (19)	Various		€1,344.2	€1,951.2	1.5x	18%	14%

Total Fully Committed Funds			€33,332.6	€46,451.1	1.4x	11%	11%

Funds in the Commitment Period
Main Fund V - Fund Investments	2012	€4,830.4	€67.8	€59.0	0.9x	(47%)	(63%)
Main Fund V - Secondary Investments	2011	€2,665.3	€615.1	€814.6	1.3x	46%	42%
Main Fund V - Co-Investments	2012	€1,228.0	€320.2	€344.4	1.1x	20%	17%
All Other Funds (19)	Various		€129.0	€149.4	1.2x	34%	22%

Total Funds in the Commitment Period			€1,132.0	€1,367.3	1.2x	38%	32%

TOTAL GLOBAL SOLUTIONS			€34,464.7	€47,818.5	1.4x	12%	11%

TOTAL GLOBAL SOLUTIONS (USD) (20)			$44,823.4	$62,190.7	1.4x

Page  |  24

(1) The data presented herein that provides “inception to date” performance results of our segments relates to the period following the formation of the first fund within each segment. For our Corporate Private Equity segment our first fund was formed in 1990. For our Real Assets segment our first fund was formed in 1997. For our Global Market Strategies segment, CSP II and CEMOF I were formed in June 2007 and December 2010, respectively.

(2) Represents the original cost of all capital called for investments since inception of the fund.

(3) Represents all realized proceeds combined with remaining fair value, before management fees, expenses and carried interest.

(4) Multiple of invested capital (“MOIC”) represents total fair value, before management fees, expenses and carried interest, divided by cumulative invested capital.

(5) An investment is considered realized when the investment fund has completely exited, and ceases to own an interest in, the investment. An investment is considered partially realized when the total amount of proceeds received in respect of such investment, including dividends, interest or other distributions and/or return of capital, represents at least 85% of invested capital and such investment is not yet fully realized. Because part of our value creation strategy involves pursuing best exit alternatives, we believe information regarding Realized/Partially Realized MOIC and Gross IRR, when considered together with the other investment performance metrics presented, provides investors with meaningful information regarding our investment performance by removing the impact of investments where significant realization activity has not yet occurred. Realized/Partially Realized MOIC and Gross IRR have limitations as measures of investment performance, and should not be considered in isolation. Such limitations include the fact that these measures do not include the performance of earlier stage and other investments that do not satisfy the criteria provided above. The exclusion of such investments will have a positive impact on Realized/Partially Realized MOIC and Gross IRR in instances when the MOIC and Gross IRR in respect of such investments are less than the aggregate MOIC and Gross IRR. Our measurements of Realized/Partially Realized MOIC and Gross IRR may not be comparable to those of other companies that use similarly titled measures. We do not present Realized/Partially Realized performance information separately for funds that are still in the investment period because of the relatively insignificant level of realizations for funds of this type. However, to the extent such funds have had realizations, they are included in the Realized/Partially Realized performance information presented for Total Corporate Private Equity and Total Real Assets.

(6) Fully Invested funds are past the expiration date of the investment period as defined in the respective limited partnership agreement. In instances where a successor fund has had its first capital call, the predecessor fund is categorized as fully invested.

(7) Gross Internal Rate of Return (“Gross IRR”) represents the annualized IRR for the period indicated on Limited Partner invested capital based on contributions, distributions and unrealized value before management fees, expenses and carried interest.

(8) Net Internal Rate of Return (“Net IRR”) represents the annualized IRR for the period indicated on Limited Partner invested capital based on contributions, distributions and unrealized value after management fees, expenses and carried interest.

(9) Aggregate includes the following funds: CP I, CMG, CVP I, CVP II, CEVP, CETP I, CAVP I, CAVP II, CAGP III, CUSGF III and Mexico.

(10) Includes co-investments, prefund investments and certain other stand-alone investments arranged by us.

(11) Aggregate includes the following funds: MENA, CGFSP II, CSABF, CETP II, CBPF, CSSAF and CPF I.

(12) For purposes of aggregation, funds that report in foreign currency have been converted to U.S. dollars at the reporting period spot rate.

(13) Aggregate includes the following funds: CRP I, CRP II, CAREP I, CAREP II, Energy I and Renew I.

(14) Aggregate includes the following fund: CRCP I.

(15) Represents the original cost of investments net of investment level recallable proceeds which is adjusted to reflect recyclability of invested capital for the purpose of calculating the fund MOIC.

(16) Includes private equity and mezzanine primary fund investments, secondary fund investments and co-investments originated by the AlpInvest team. Excluded from the performance information shown are a) investments that were not originated by AlpInvest and b) Direct Investments, which was spun off from AlpInvest in 2005. As of June 30, 2013, these excluded investments represent $0.7 billion of AUM.

(17) Fully Committed funds are past the expiration date of the commitment period as defined in the respective limited partnership agreement.

(18) To exclude the impact of FX, all foreign currency cash flows have been converted to Euro at the reporting period spot rate.

(19) Aggregate includes Main Fund I - Co-Investments, Main Fund I - Mezzanine Investments, AlpInvest CleanTech Funds and funds which are not included as part of a main fund.

(20) Represents the U.S. dollar equivalent balance translated at the spot rate as of period end.

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Reconciliation for Economic Net Income and Distributable Earnings (Unaudited)

	Three Months Ended		Six Months Ended
	June 30, 2013	June 30, 2012	June 30, 2013
	(Dollars in millions)

Income before provision for income taxes	$285.9	$186.1	$738.3
Adjustments:
Partner compensation	-	5.6	-
Equity-based compensation issued in conjunction with the IPO and strategic investments	123.1	93.6	175.2
Acquisition related charges and amortization of intangibles	52.5	21.5	115.0
Losses associated with debt refinancing activities	-	-	1.9
Other non-operating (income) expenses	(3.3)	0.7	(5.7)
Net income attributable to non-controlling interests in consolidated entities	(300.0)	(357.9)	(468.0)
Provision for income taxes attributable to non-controlling interests in consolidated entities	(5.7)	(5.7)	(11.7)
Severance and lease terminations	3.5	1.7	4.0
Other adjustments	(0.2)	(2.8)	0.7

Economic Net Income (Loss)	$155.8	$(57.2)	$549.7

Net performance fees	122.5	(106.7)	477.2
Investment income	6.9	14.0	9.9

Fee Related Earnings	$26.4	$35.5	$62.6

Realized performance fees, net of related compensation	117.8	75.8	259.3
Investment income - realized	14.6	4.0	5.3
Equity-based compensation	4.2	0.6	6.8

Distributable Earnings	$163.0	$115.9	$334.0

Depreciation and amortization expense	6.2	4.0	12.5
Interest expense	11.6	6.1	20.1

Adjusted EBITDA	$180.8	$126.0	$366.6

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Reconciliation for Economic Net income and Distributable Earnings, cont.

(Unaudited)

	Three Months Ended	Six Months Ended
	June 30,	June 30,
	2013	2013
	(Dollars in millions, except unit and per unit amounts)

Economic Net Income	$155.8	$549.7
Less: Provision for Income Taxes	32.6	106.9

Economic Net Income, After Taxes	$123.2	$442.8

Economic Net Income, After Taxes per Adjusted Unit(1)	$0.39	$1.39

Distributable Earnings	$163.0	$334.0
Less: Estimated foreign, state, and local taxes	6.7	17.7

Distributable Earnings, After Taxes	$156.3	$316.3

Distributable Earnings to The Carlyle Group L.P.	$24.6	$49.7
Less: Estimated current corporate income taxes (benefit) and TRA payments	(1.2)	0.7

Distributable Earnings to The Carlyle Group L.P. net of corporate income taxes	$25.8	$49.0

Distributable Earnings, net, per The Carlyle Group L.P. common unit outstanding(2)	$0.53	$1.00

(1)	Adjusted Units were determined as follows:

The Carlyle Group L.P. common units outstanding	46,109,886	46,109,886
Carlyle Holdings partnership units not held by The Carlyle Group L.P.	262,873,250	262,873,250
Common units issued in August 2013 related to the AlpInvest acquisition	2,887,970	2,887,970
Dilutive effect of unvested deferred restricted common units	3,997,956	4,700,069
Contingently issuable Carlyle Holdings partnership units	931,818	931,818

Total Adjusted Units	316,800,880	317,502,993

(2)	As of June 30, 2013, there are 46,109,886 outstanding common units of The Carlyle Group L.P. In August 2013, an additional 2,918,461 common units were issued that relate to the closing of the AlpInvest transaction and to vested deferred restricted common units. For purposes of this calculation, those common units have been added to the common units outstanding as of June 30, 2013, resulting in total common units of 49,028,347.

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GAAP for 12-Month Rolling Summary (Unaudited)

	Twelve Months Ended
	June 30, 2013	June 30, 2012
	(Dollars in millions)

Revenues
Fund management fees	$976.9	$942.6
Performance fees
Realized	966.2	1,209.8
Unrealized	556.0	(888.2)

Total performance fees	1,522.2	321.6
Investment income (loss)
Realized	23.2	23.9
Unrealized	(3.9)	21.0

Total investment income (loss)	19.3	44.9
Interest and other income	15.6	8.1
Interest and other income of Consolidated Funds	994.1	814.3

Total revenues	3,528.1	2,131.5

Expenses
Compensation and benefits
Base compensation	720.6	455.2
Equity-based compensation	285.8	94.2
Performance fee related
Realized	405.9	207.3
Unrealized	336.1	(223.0)

Total compensation and benefits	1,748.4	533.7
General, administrative and other expenses	414.0	354.4
Interest	30.1	44.4
Interest and other expenses of Consolidated Funds	845.9	626.2
Other non-operating expenses	4.8	8.0

Total expenses	3,043.2	1,566.7

Other income
Net investment gains of Consolidated Funds	1,001.4	1,212.4
Gain on business acquisition	-	7.9

Income before provision for income taxes	1,486.3	1,785.1
Provision for income taxes	59.6	38.0

Net income	1,426.7	1,747.1
Net income attributable to non-controlling interests in consolidated entities	1,001.9	1,211.3

Net income attributable to Carlyle Holdings	424.8	535.8
Net income attributable to non-controlling interests in Carlyle Holdings	363.7	546.1

Net income (loss) attributable to The Carlyle Group L.P.	$61.1	$(10.3)

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Reconciliation of Non-GAAP to GAAP for 12-Month Rolling Summary (Unaudited)

	Twelve Months Ended
	June 30,	June 30,
	2013	2012
	(Dollars in millions)

Income before provision for income taxes	$1,486.3	$1,785.1
Adjustments:
Partner compensation	-	(367.5)
Equity-based compensation issued in conjunction with the IPO and strategic investments	281.7	93.6
Acquisition related charges and amortization of intangibles	197.7	102.6
Losses associated with debt refinancing activities	1.9	-
Gain on business acquisition	-	(7.9)
Other non-operating expenses	4.8	8.0
Net income attributable to non-controlling interests in consolidated entities	(1,001.9)	(1,211.3)
Provision for income taxes attributable to non-controlling interests in consolidated entities	(25.5)	(5.7)
Severance and lease terminations	5.8	4.3
Other adjustments	(0.4)	(3.4)

Economic Net Income	$950.4	$397.8

Net performance fees	773.7	227.6
Investment income	14.1	50.3

Fee Related Earnings	$162.6	$119.9

Realized performance fees, net of related compensation	542.9	629.1
Investment income - realized	15.5	36.3
Equity-based compensation	8.0	0.6

Distributable Earnings	$729.0	$785.9

Depreciation and amortization expense	24.8	19.2
Interest expense	28.7	43.8

Adjusted EBITDA	$782.5	$848.9

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The Carlyle Group L.P.

GAAP Balance Sheet (Unaudited)

	As of June 30, 2013
	Consolidated Operating Entities	Consolidated Funds	Eliminations	Consolidated
	(Dollars in millions)
Assets
Cash and cash equivalents	$572.9	$-	$-	$572.9
Cash and cash equivalents held at Consolidated Funds	-	2,205.5	-	2,205.5
Restricted cash	41.0	-	-	41.0
Restricted cash and securities of Consolidated Funds	-	29.2	-	29.2
Accrued performance fees	2,680.8	-	(33.9)	2,646.9
Investments	892.5	-	(81.3)	811.2
Investments of Consolidated Funds	-	26,068.1	-	26,068.1
Due from affiliates and other receivables, net	195.8	-	(10.9)	184.9
Due from affiliates and other receivables of Consolidated Funds, net	-	431.6	-	431.6
Fixed assets, net	62.7	-	-	62.7
Deposits and other	44.2	3.7	-	47.9
Intangible assets, net	624.6	-	-	624.6
Deferred tax assets	60.7	-	-	60.7

Total assets	$5,175.2	$28,738.1	$(126.1)	$33,787.2

Liabilities and partners’ capital
Loans payable	$25.0	$-	$-	$25.0
3.875% Senior Notes due 2023	499.8	-	-	499.8
5.625% Senior Notes due 2043	398.4	-	-	398.4
Loans payable of Consolidated Funds	-	15,089.3	(69.5)	15,019.8
Accounts payable, accrued expenses and other liabilities	223.7	-	-	223.7
Accrued compensation and benefits	1,554.0	-	-	1,554.0
Due to affiliates	282.9	59.4	(0.5)	341.8
Deferred revenue	55.6	1.5	-	57.1
Deferred tax liabilities	78.2	-	-	78.2
Other liabilities of Consolidated Funds	-	1,781.8	(51.6)	1,730.2
Accrued giveback obligations	59.3	-	(9.7)	49.6

Total liabilities	3,176.9	16,932.0	(131.3)	19,977.6

Redeemable non-controlling interests in consolidated entities	7.1	3,934.4	-	3,941.5

Total partners’ capital	1,991.2	7,871.7	5.2	9,868.1

Total liabilities and partners’ capital	$5,175.2	$28,738.1	$(126.1)	$33,787.2

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The Carlyle Group L.P.

Non-GAAP Financial Information and Other Key Terms

Non-GAAP Financial Information

Carlyle discloses in this press release the following financial measures that are calculated and presented on the basis of methodologies other than in accordance with generally accepted accounting principles in the United States of America:

—

Economic net income or “ENI,” represents segment net income which excludes the impact of income taxes, acquisition-related items including amortization of acquired intangibles and contingent consideration taking the form of earn-outs, charges associated with equity-based compensation issued in Carlyle’s initial public offering or in acquisitions or strategic investments, corporate actions and infrequently occurring or unusual events. Carlyle believes the exclusion of these items provides investors with a meaningful indication of its core operating performance. For segment reporting purposes, revenues and expenses, and accordingly segment net income, are presented on a basis that deconsolidates certain Carlyle funds, related co-investment entities and CLOs (referred to collectively as the “Consolidated Funds”) that Carlyle consolidates in its consolidated financial statements pursuant to U.S. GAAP. For periods prior to its Initial Public Offering, ENI also reflects pro forma compensation expense for compensation to senior Carlyle professionals, which Carlyle has accounted for as distributions from equity rather than as employee compensation for periods prior to its Initial Public Offering. Total Segment ENI equals the aggregate of ENI for all segments. ENI is evaluated regularly by management in making resource deployment decisions and in assessing performance of Carlyle’s four segments and for compensation. Carlyle believes that reporting ENI is helpful to understanding its business and that investors should review the same supplemental financial measure that management uses to analyze its segment performance.

—

Fee-Related Earnings is a component of ENI and is used to measure Carlyle’s operating profitability exclusive of performance fees, investment income from investments in Carlyle’s funds and performance Fee Related compensation. Accordingly, Fee-Related Earnings reflect the ability of the business to cover direct base compensation and operating expenses from fee revenues other than performance fees. For periods prior to its Initial Public Offering, Fee-Related Earnings also reflects pro forma compensation expense for compensation to senior Carlyle professionals, which Carlyle has accounted for as distributions from equity rather than as employee compensation for periods prior to its Initial Public Offering. Fee-Related Earnings are reported as part of Carlyle’s segment results. Carlyle uses Fee-Related Earnings from operations to measure its profitability from fund management fees.

—

Distributable Earnings is a component of ENI representing total ENI less net performance fees and investment income plus realized net performance fees and realized investment income and excluding equity-based compensation. Distributable Earnings is intended to show the amount of net realized earnings without the effects of consolidation of the Consolidated Funds. Distributable Earnings is derived from Carlyle’s segment reported results and is an additional measure to assess performance and amounts potentially available for distribution from Carlyle Holdings to its equity holders.

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—

Adjusted EBITDA is a component of ENI and is used to measure Carlyle’s ability to cover recurring operating expenses from cash earnings. Adjusted EBITDA is computed as ENI excluding unrealized performance fees, unrealized performance fee compensation, unrealized investment income, depreciation and amortization expense, interest expense and equity-based compensation.

Income before provision for income taxes is the GAAP financial measure most comparable to ENI, Fee-Related Earnings, Distributable Earnings, and Adjusted EBITDA. Reconciliations of these non-GAAP financial measures to income before provision for income taxes are included within this press release. These non-GAAP financial measures should be considered in addition to and not as a substitute for, or superior to, financial measures presented in accordance with U.S. GAAP.

Other Key Terms

“Assets under management” or “AUM” refers to the assets managed by Carlyle. AUM equals the sum of the following:

(a) the fair value of the capital invested in Carlyle carry funds, co-investment vehicles, NGP management fee funds and fund of funds vehicles plus the capital that Carlyle is entitled to call from investors in those funds and vehicles (including Carlyle commitments to those funds and vehicles and those of senior Carlyle professionals and employees) pursuant to the terms of their capital commitments to those funds and vehicles;

(b) the amount of aggregate collateral balance and principal cash at par of our CLOs (inclusive of all positions) and the reference portfolio notional amount of our synthetic CLOs;

(c) the net asset value (pre-redemptions and subscriptions) of Carlyle’s long/short credit, emerging markets, multi-product macroeconomic and other hedge funds and certain structured credit funds; and

(d) the gross assets (including assets acquired with leverage) of our Business Development Company.

AUM includes certain energy and renewable resources funds that Carlyle jointly advises with Riverstone Holdings L.L.C. (“Riverstone”) and certain NGP management fee funds advised by NGP Energy Capital Management. In addition, Carlyle’s calculation of AUM (but not Fee-Earning AUM) includes uncalled commitments to, and the fair value of invested capital in, investment funds from Carlyle and its personnel, regardless of whether such commitments or invested capital are subject to management or performance fees.

“Available capital,” commonly known as “dry powder,” for Carlyle’s carry funds and NGP management fee funds refers to the amount of capital commitments available to be called for investments. Amounts previously called may be added back to available capital following certain distributions.

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“Carlyle funds,” “our funds” and “our investment funds” refer to the investment funds and vehicles advised by Carlyle.

“Carry funds” refers to those investment funds that Carlyle advises, including the buyout funds, growth capital funds, real estate funds, infrastructure funds, certain energy funds and distressed debt and mezzanine funds (but excluding Carlyle’s structured credit funds, hedge funds and fund of funds vehicles as well as the NGP management fee funds), where Carlyle receives a special residual allocation of income, which is referred to as a “carried interest,” in the event that specified investment returns are achieved by the fund.

“Expired available capital” occurs when a fund has passed the investment and follow-on periods and can no longer invest capital into new or existing deals. Any remaining available capital, typically a result of either recycled distributions or specific reserves established for the follow-on period that are not drawn, can only be called for fees and expenses and is therefore removed from the total AUM calculation.

“Fee-Earning assets under management” or “Fee-Earning AUM” refers to the assets managed by Carlyle from which Carlyle derives recurring fund management fees. Fee-Earning AUM generally equals the sum of:

(a) for carry funds and certain co-investment vehicles where the investment period has not expired, the amount of limited partner capital commitments, for fund of funds vehicles, the amount of external investor capital commitments during the commitment period, and for NGP management fee funds, the amount of investor capital commitments before the first investment realization;

(b) for substantially all carry funds and certain co-investment vehicles where the investment period has expired, the remaining amount of limited partner invested capital and for NGP management fee funds where the first investment has been realized, the amount of partner commitments less realized and written-off investments;

(c) the amount of aggregate Fee-Earning collateral balance at par of our collateralized loan obligations (“CLOs”), as defined in the fund indentures (typically exclusive of equities and defaulted positions) as of the quarterly cut-off date for each CLO, and the reference portfolio notional amount of our synthetic collateralized loan obligations (“synthetic CLOs”);

(d) the external investor portion of the net asset value (pre-redemptions and subscriptions) of our long/short credit, emerging markets, multi-product macroeconomic and other hedge funds and certain structured credit funds; and

(e) for fund of funds vehicles where the commitment fee period has expired and certain carry funds where the investment period has expired, the lower of cost or fair value of invested capital.

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Fee-Earning AUM includes certain energy and renewable resources funds that Carlyle jointly advises with Riverstone and certain NGP management fee funds advised by NGP Energy Capital Management.

For Carlyle’s carry funds, co-investment vehicles, NGP management fee funds and fund of funds vehicles, total AUM includes the fair value of the capital invested, whereas Fee-Earning AUM includes the amount of capital commitments or the remaining amount of invested capital at cost, depending on whether the investment period for the fund has expired. As such, Fee-Earning AUM may be greater than total AUM when the aggregate fair value of the remaining investments is less than the cost of those investments.

“Fund of funds vehicles” refer to those funds, accounts and vehicles advised by AlpInvest Partners B.V., formerly known as AlpInvest Partners N.V.

“NGP management fee funds” refers to those funds advised by NGP Energy Capital Management. In December 2012, Carlyle acquired an equity interest in NGP Energy Capital Management that entitles Carlyle to an allocation of income equal to 47.5% of the management Fee Related revenues of the NGP Energy Capital Management entities that serve as the advisors to certain private equity funds.

“Net performance fees” refers to the performance fees from Carlyle funds and fund of funds vehicles net of the portion allocated to Carlyle investment professionals which is reflected as performance fee related compensation expense.

“Performance fees” consist principally of carried interest from carry funds and fund of funds vehicles and incentive fees or allocations from certain of our Global Market Strategies funds. Carlyle is generally entitled to a 20% allocation (or 1.8% to 10% in the case of most of the fund of funds vehicles) of the net realized income or gain as a carried interest after returning the invested capital, the allocation of preferred returns of generally 8% to 9% and the return of certain fund costs (subject to catch-up provisions as set forth in the fund limited partnership agreement). Carried interest revenue, which is a component of performance fees in Carlyle’s consolidated financial statements, is recognized by Carlyle upon appreciation of the valuation of the applicable funds’ investments above certain return hurdles as set forth in each respective partnership agreement and is based on the amount that would be due to Carlyle pursuant to the fund partnership agreement at each period end as if the funds were liquidated at such date.

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“Realized net performance fees” refers to the realized performance fees from Carlyle funds and fund of funds vehicles net of the portion allocated to Carlyle investment professionals which is reflected as realized performance fee related compensation expense.

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